================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):


                                OCTOBER 17, 2002
                                ----------------

                          ----------------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


                  0-18927                                      75-2349915
                  -------                                      ----------
         (Commission File Number)                     (IRS Employer Identification No.)

           690 EAST LAMAR BLVD.
                 SUITE 200
             ARLINGTON, TEXAS                                    76011
             ----------------                                    -----
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)




================================================================================

ITEM 5. OTHER EVENTS.

         On October 17, 2002, the Registrant issued a press release announcing its financial results for the first quarter of fiscal 2003.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. EXHIBITS.

         Exhibit 99     Press Release, dated October 17, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TANDY BRANDS ACCESSORIES, INC.


Date:  October 17, 2002                  By: /s/ J.S.B. Jenkins
                                            -----------------------------------
                                            J.S.B. Jenkins, President and
                                            Chief Executive Officer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99            Press Release, dated October 17, 2002.